UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 1, 2007

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2007, MTS Systems Corporation (the “Company”) announced that effective June 1, 2007, the Board of Directors of the Company has elected Laura B. Hamilton to serve as President and Chief Operating Officer and appointed her as a member of the Board of Directors of the Company.

Ms. Hamilton, who is 45 years old, has been Senior Vice President of Test for the Company since May 2003. From 2001 to 2003, Ms. Hamilton was Vice President, Material Testing, Aerospace, and Manufacturing Operations for the Company. Prior to that, from 2000 to 2001, Ms. Hamilton was Vice President, Material Testing and Aerospace Divisions for the Company and, from 1999 to 2000, Ms. Hamilton was Director of Reengineering for the Company.

Effective June 10, 2007, in connection with her election to serve as President and Chief Operating Officer, Ms. Hamilton’s salary will be increased to $325,000. Effective September 30, 2007, upon fulfillment of certain performance goals under the Company’s Executive Variable Compensation Plan, Ms. Hamilton’s target bonus will be increased to 60% of base salary. In addition, effective July 2, 2007, Ms. Hamilton was granted options to purchase 45,000 shares of the Company’s common stock under the Company’s 2006 Stock Incentive Plan, which reflects an increase of 25,000 options in connection with her new position. There has been no change to Ms. Hamilton’s Change in Control Agreement, dated December 20, 2005, with the Company.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 1, 2007, the Board of Directors amended Article IV, Section I of the Company’s Bylaws to accommodate Ms. Hamilton’s new position. The new Bylaws provide for the position of Chief Executive Officer and remove a reference to the position of President who may also be designated as Chief Executive Officer.

The description of the amendments to the Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

Item. 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Bylaws of the Company, as amended.
99.1	Press Release issued on June 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MTS SYSTEMS CORPORATION

Date: June 6, 2007	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Bylaws of the Company, as amended.

99.1	Press Release issued on June 6, 2007.